Business Combinations - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities (Details) - Share Purchase Agreement [Member] $ in Thousands	Apr. 04, 2024 USD ($)
Schedule of Estimated Fair Values of the Assets Acquired and Liabilities [Line Items]
Net assets, excluding cash acquired of $286	$ 2,321
Intangible assets	5,205
Goodwill	5,284
Total net assets acquired	$ 12,810